Exhibit 10.10

SIXTH AMENDATORY AND COMMERCIAL FRAMEWORK IMPLEMENTATION AGREEMENT

This  SIXTH  AMENDATORY AND COMMERCIAL FRAMEWORK IMPLEMENTATION AGREEMENT (this "Sixth Amendatory Agreement") is dated as of September 26, 2011 and made between:

(1)	EAGLE BULK SHIPPING INC., a corporation incorporated in the Republic of the Marshall Islands, as Borrower (the "Borrower");

(2)	THE SUBSIDIARIES of the Borrower party hereto as Guarantors (the "Guarantors'');

(3)	THE BANKS AND FINANCIAL INSTITUTIONS whose names appear on the signature pages hereto as Lenders (the "Lenders"); and

(4)	THE ROYAL BANK OF SCOTLAND plc as the Arranger, Bookrunner, Swap Bank, Agent and Security Trustee.
 PRELIMINARY STATEMENTS:
(A)
The Borrower, the Guarantors, the Lenders and The Royal Bank of Scotland plc acting in the capacity of Arranger, Bookrunner, Swap Bank, Agent and Security Trustee are parties to a Third Amended and Restated Credit Agreement dated as of October 19, 2007 as amended by an Amendatory Agreement dated as of July 3, 2008, a Second Amendatory Agreement dated as of December 17, 2008, a Third Amendatory Agreement dated as of August 4, 2009 and a Fourth Amendatory Agreement dated as of August 4, 2010 and as further amended from time to time (the "Credit  Agreement") providing for a secured reducing revolving credit facility for the purposes described therein.

(B)
On August 4, 2010 a Fifth Amendatory Agreement in relation to the Credit Agreement was entered into, but the amendments to the terms of the Credit Agreement contemplated therein did not come into effect.

(C)
The Borrower has requested, among other things, that the Credit Agreement be further amended to implement the changes contemplated by a proposed commercial framework (the "Commercial Framework") initialed on behalf of the Borrower on August 29, 2011.

(D)	This Sixth Amendatory Agreement contains other provisions to give effect to the Commercial Framework.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, it is agreed as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Sixth Amendatory Agreement:

"A&M" means Alvarez & Marsal North America LLC.

"A&O" means Allen & Overy LLP.

"Financial Model" means an integrated financial model incorporating financial projections for the Borrower and its Subsidiaries, which shall include a profit and loss account, cash flow statement and a balance sheet on an annual and monthly basis until December 31 2012 and on an annual and quarterly basis through June 2014 and beyond.

"Framework Period" means the period beginning on the Implementation Date and ending on the earlier of:

"Implementation Date" means the date on which the Agent confirms to the Borrower in writing that it has received all of the documents and other evidence required under Clause 2.1 (Conditions Precedent) of this Sixth Amendatory Agreement in form and substance satisfactory to the Agent

(a)	5:00 p.m. London time on April 30, 2012 or such later date as is agreed in writing by the Borrower and the Majority Lenders (in their absolute discretion);

(b)	the occurrence of a breach of a Milestone; and

(c)	the occurrence of an Event of Default.

"KPMG" means KPMG LLP or such other adviser as is selected by the Lenders in its place.

"Milestone" has the meaning given to it in Clause 6.1 (Milestones) of this Sixth Amendatory Agreement.

1.2	Interpretation

(a)	Capitalized terms defined in the Credit Agreement have, unless otherwise expressly defined herein, the same meaning when used in this Sixth Amendatory Agreement.

(b)
The provisions of clause 1.2 (Construction) of the Credit Agreement apply to this Sixth Amendatory Agreement as if they were set out in full in this Sixth Amendatory Agreement, except that references to 'this Agreement' are to be construed as references to this Sixth Amendatory Agreement.

2.	CONDITIONS PRECEDENT AND IMPLEMENTATION DATE

2.1	Conditions Precedent

It shall be a condition precedent to the effectiveness of this Sixth Amendatory Agreement that the Agent has received all of the following documents and other evidence in form and substance satisfactory to the Agent:

(a)	This Sixth Amendatory Agreement, duly executed by the parties to it.

(b)	Evidence that all costs and expenses of the Agent (including professional fees) incurred prior to the Implementation Date in connection with the Group, the Finance Documents and this Sixth Amendatory Agreement have been paid by the Borrower.

(c)
A copy of an executed letter of engagement between the Borrower and A&M.  The scope of A&M's engagement must include, at minimum, preparation of the Financial Model and otherwise be reasonably acceptable to the Agent.

(d)	Evidence that A&M and KPMG have agreed to the principles and approach that will apply to KPMG's review of the Group's business and information (as described more fully in Clause 6.1(c) (Milestones) of this Sixth Amendatory Agreement) and, subject to the final approval of the Lenders, agreed upon the scope of KPMG's work.

(e)	Evidence that the Borrower and Eagle Chartering have taken the actions specified in clause 28.2(a) (i) and (ii) (Additional Guarantors) of the Credit Agreement such that Eagle Chartering shall become an Additional Guarantor before or upon the occurrence of the Implementation Date.

(f)	A consolidated Group 13-week cash flow forecast commencing no earlier than September 17, 2011, to be reviewed by KPMG.

(g)	Evidence that the Borrower, KPMG and the Agent have agreed to KPMG’s estimated compensation for its services and the relevant parties have agreed to the timing of payment of invoices from A&O and KPMG.

(h)	Written confirmation of the timing and amount of the Group's existing outstanding capex obligations.

(i)
Written confirmation from Yangzhou Dayang Shipbuilding Co., Ltd. ("Yangzhou") of the estimated due date for delivery of the Target Newbuilding now under construction by Yangzhou and known as Hull No. 3047 (the "Sandpiper").

(j)	Copies of all notices served under the Shipbuilding Contract that relates to the Sandpiper.

2.2	Agent's notification

The Agent shall notify each other Finance Party promptly upon the occurrence of the Implementation Date.

3.	REPRESENTATIONS AND WARRANTIES

Each Obligor jointly and severally represents and warrants on the date of this Sixth Amendatory Agreement and on the Implementation Date to each Finance Party that:

(a)
The obligations expressed to be assumed by it in this Sixth Amendatory Agreement are (subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally) legal, valid, binding and enforceable obligations.

(b)	All of the representations and warranties contained in clauses 18.1 - 18.26 (Representations) of the Credit Agreement are true and correct.

4.	ACKNOWLEDGEMENT OF CONSENT

The undersigned Lenders, constituting the Majority Lenders, acknowledge:

(a)	their consent to the sale on or about July 26, 2011 by Heron Shipping LLC of the Marshall Islands registered Ship known as the Heron; and

(b)	receipt by the Agent on or around that date of an amount equal to the Relevant Percentage of the Loans as at the date of sale.

5.	AMENDMENTS TO CREDIT AGREEMENT

The amendments to the Credit Agreement listed in this Clause 5 shall take effect on and from the Implementation Date; provided that upon the expiry or termination of the Framework Period, such amendments shall (with the exception of the amendment to clause 19.2 (Compliance Certificate) of the Credit Agreement and the associated new definitions) cease to be in effect, and the provisions of the Credit Agreement shall apply on the basis in effect immediately prior to the commencement of the Framework Period.

5.1	Clause 1.1 (Definitions) of the Credit Agreement shall be amended by inserting in the appropriate alphabetical order the following new definitions:

"Deferred Periods" means the Accounting Periods ending March 31, June 30, September 30 and December 31, 2011.

"Framework Period" has the meaning set forth in the Sixth Amendatory Agreement.

"Heron Tranche" means the amount of the Facility so designated under Clause 2.1 (The Facility).

"Implementation Date" has the meaning set forth in the Sixth Amendatory Agreement.

"Main Tranche" means the amount of the Facility so designated under Clause 2.1 (The Facility).

"Sixth Amendatory Agreement" means the Sixth Amendatory Agreement to this Agreement dated as of September 26, 2011

"Total Heron Tranche Commitments" means, as at the Implementation Date, $21,875,735.

"Total Main Tranche Commitments" means, as at the Implementation Date, $1,129,478,742.

"Tranche" means either the Main Tranche or the Heron Tranche, as the case may be.

5.2	Clause 2.1 (The Facility) of the Credit Agreement shall be amended to read:

(a)	Subject to the terms of this Agreement, the Lenders shall make available to the Borrower a Dollar revolving credit facility in an aggregate amount equal to the Total Commitments.

(b)
The revolving credit facility shall be divided into two tranches, the Main Tranche being of an amount equal to the Total Main Tranche Commitments and the Heron Tranche being of an amount equal to the Total Heron Tranche Commitments, the total being equal to the Total Commitments which are, as at the Implementation Date, $1,151,354,477.

5.3	Clause 3.l (b) (Purpose) of the Credit Agreement shall be amended by replacing the word 'hereof' with the words 'of this Agreement'.

5.4	Clause 3.1 (Purpose) of the Credit Agreement shall be amended by adding a new paragraph (c) that shall read:

As at the Implementation Date Loans with an aggregate amount of $1,129,478,742 are outstanding under the Main Tranche and no Loans are outstanding under the Heron Tranche.

5.5
The existing paragraph (c) of clause 3.1 (Purpose) of the Credit Agreement shall become paragraph (d) and be amended by replacing the word 'Facility' in the first line with 'Main Tranche' and, in sub-paragraph (iv), by adding 'Main Tranche' between 'Total' and 'Commitments' and 'under the Main Tranche' after 'outstanding'.

5.6	Clause 3.1 (Purpose) of the Credit Agreement shall be amended by adding a new paragraph (e) that shall read:

The Borrower shall apply all amounts borrowed by it under the Heron Tranche for the working capital purposes of the Group.

5.7	Clause 4.2 (Conditions Precedent to Utilization) of the Credit Agreement shall be amended by adding a new paragraph (g) that shall read:

in the case of a Loan under the Heron Tranche, (i) the Utilization Request was accompanied by a consolidated Group cash flow forecast covering the next 13 week period that had been certified by the chief financial officer of the Borrower as being true and fair as at the date provided to the Agent and (ii) KPMG has reviewed the forecast on behalf of the Agent and the Lenders.

5.8	Clause 5.1 (Delivery of a Utilization Request) of the Credit Agreement shall be amended by designating the current wording as paragraph (a) and inserting a new paragraph (b) that shall read:

Whilst any Loan under the Heron Tranche is outstanding, the Lenders will not be required to honour a Utilization Request requesting a Loan under the Heron Tranche unless it is accompanied by a cash flow forecast supplied to the Agent pursuant to Clause 19.4 (Information: miscellaneous).

5.9	Paragraph (c) of clause 5.3 (Currency and Amount) of the Credit Agreement shall be amended by adding the words 'under the Main Tranche' after the existing words 'Loan' and 'Loans'.

5.10	Clause 5.3 (Currency and Amount) of the Credit Agreement shall be amended by adding a new paragraph (d) that shall read:

The amount of any proposed Utilization under the Heron Tranche may not exceed the amount of additional cash that the certified cash flow forecast delivered pursuant to Clause 4.2(g) (Conditions Precedent to Utilization) in relation to that proposed Utilization indicates that the Group will require in order to maintain an aggregate minimum cash balance (including, for the avoidance of doubt, cash not held in an account with the Agent) of $5,000,000 in the week immediately following the proposed Utilization Date.

5.11
Clause 6.1 (Reduction of Total Commitments) of the Credit Agreement shall be amended by adding the sentence 'Any reduction and cancellation under this Clause 6.1 shall reduce and cancel the Total Main Tranche Commitments and the Total Heron Tranche Commitments pro rata.' at the end.

5.12	Clause 7.5 (Mandatory Prepayment) of the Credit Agreement shall be amended by adding a new paragraph (d) that shall read:

On the third Business Day of each week whilst any Loan under the Heron Tranche is outstanding the Borrower shall immediately repay the Loans outstanding under the Heron Tranche to the extent that:

(i)
the cash flow forecast delivered on that date pursuant to Clause 19.4(f) (Information: miscellaneous) shows that the Group's actual aggregate free cash on the first day of that week exceeds the amount of aggregate free cash that the Group was forecast to have as at the first day of that week in the previous cash flow forecast delivered pursuant to Clause 19.4(f); and

(ii)	prepayment would not cause the Group’s projected free cash to fall below $5,000,000 in aggregate during the seven days after that date.

5.13	Clause 7.7(c) (Restrictions) shall have the words '(including, for the avoidance of all doubt, the Heron Tranche)' inserted after the word 'Facility'.

5.14	Clause 9.3(a)(i) (Consolidation and division of Loans) of the Credit Agreement shall have the words 'under the same Tranche' inserted after the word 'Loans'.

5.15	Clause 19.2 (Compliance Certificate) of the Credit Agreement shall be amended to read:

(a)
The Borrower shall supply to the Agent, with each set of financial statements delivered pursuant to paragraph (a) or (b) of Clause 19.1 (Financial statements) other than those delivered during the Framework Period which relate to the Deferred Periods, a Compliance Certificate setting out (in reasonable detail) computations as to compliance with Clause 20 (Financial covenants) and Clause 21 (Security Cover) as at the date as at which those financial statements were drawn up.

(b)	The Borrower shall supply to the Agent,

(i)
by not later than 5 p.m. on September 30, 2011, Compliance Certificates setting out (in reasonable detail) computations as to compliance with Clause 20.2 (Minimum Interest Coverage Ratio), Clause 20.3 (Minimum Liquidity) and Clause 21 (Security Cover) as at March 31, 2011 and June 30, 2011; and

(ii)
with each set of financial statements delivered pursuant to paragraph (a) or (b) of Clause 19.1 (Financial statements) during the Framework Period which relate to a Deferred Period, a Compliance Certificate setting out (in reasonable detail) computations as to compliance with  Clause 20.2 (Minimum Interest Coverage Ratio), Clause 20.3 (Minimum Liquidity) (for the avoidance of doubt on the basis applicable during the Framework Period as set forth in clause 5.17 of the Sixth Amendatory Agreement) and Clause 21 (Security Cover) as at the date as at which those financial statements were drawn up.

(c)	At the earlier of April 30, 2012 or two Business Days after the end of the Framework Period the Borrower must immediately supply to the Agent a Compliance Certificate reporting on compliance with:

(i)	Clause 20.1 (Minimum Adjusted Net Worth); and

(ii)	Clause 20.3 (Minimum Liquidity) on the basis prescribed immediately before the commencement of the Framework Period,

during all Deferred Periods for which financial statements have been delivered pursuant to Clause 19.1 (Financial statements).

(d)	Each Compliance Certificate shall be signed by the chief financial officer and the chief executive officer of the Borrower.

5.16	Clause 19.4 (Information: miscellaneous) of the Credit Agreement shall be amended by adding an additional paragraph (f) that shall read:

on the third Business Day of each week whilst any Loan under the Heron Tranche is outstanding, an updated 13-week consolidated Group cash flow forecast certified by the chief financial officer of the Borrower as being true and fair as at the date provided to the Agent.

5.17	Clause 20.3 (Minimum Liquidity) of the Credit Agreement shall be amended by inserting the following proviso at the end, before the period:

; provided that notwithstanding the foregoing, from the Implementation Date to and including January 30, 2012, the Borrower shall not be required to comply with this Clause 20.3; and provided further that during the period from and including January 31, 2012 until the end of the Framework Period:

(i)	if no Default has occurred and is continuing, any amount of the then unutilized Heron Tranche shall be deemed to constitute "free cash" for the purpose of this Clause 20.3 only; and

(ii)	the Borrower and its Subsidiaries shall maintain free cash in one or more accounts with the Agent in an aggregate amount not less than the following amounts:

Period from and including:
January 31 - March 30	the product of $500,000 multiplied by the number of Ships owned by the Borrower or any of its Subsidiaries
March 31 - April 29	$27,000,000
April 30	$36,000,000

5.18
Clause 22.4 (Disposals) of the Credit Agreement shall be amended by inserting the words 'Subject to paragraph (c),' at the beginning of paragraph (b); and by deleting the words in paragraph (c) and replacing them with:

Notwithstanding paragraph (b) above, during the Framework Period no Obligor shall sell, lease, transfer of otherwise dispose of (except for charters in the ordinary course of its business) any Ship unless agreed in writing by the Majority Lenders.

5.19
Clause 22.8 (Dividends) of the Credit Agreement shall be amended by designating the existing text as paragraph (a) and inserting the words 'Subject to paragraph (b),' at the beginning of it; and by inserting a new paragraph (b) that shall read:

During the Framework Period the Borrower may not pay any dividend, distribution on stock or other equity interest, or other payment to its shareholders nor purchase nor redeem any of its own stock or other interest in it.

6.	MILESTONES

6.1	The Borrower agrees to comply or (as appropriate) procure the compliance by its Subsidiaries, advisers and agents with the following obligations (each, a "Milestone"):

(a)
Milestone 1: four weeks after delivery of the cash flow forecast supplied pursuant to Clause 2.l (f) (Conditions Precedent) of this Sixth Amendatory Agreement, and every four weeks thereafter, the Borrower shall provide the Agent with an updated 13-week Group cash flow forecast calculated from and as at the date of delivery.  KPMG shall review each of these forecasts.

(b)	Milestone 2: On or before September 30, 2011, the Borrower shall provide to the Agent:

(i)	the Financial Model; and

(ii)
a  detailed written statement of  the assumptions used in  its  preparation and the management analysis, statement of strategic vision and business plan used as the basis for production of the Financial Model.

(c)	Milestone 3: As soon as possible following delivery of the Financial Model pursuant to Milestone 2, the Borrower and A&M shall provide KPMG with:

(i)	information and documents directly related to the preparation of the Financial Model; and

(ii)	reasonable access to the Group's senior management, Group information and A&M to enable KPMG to review and analyze the Financial Model and the Group's business plan, risk management, accounting policies and 13-week cash flow forecasts as well as  the inter-relationship between Eagle Chartering, the rest of the Group and Delphin Shipping LLC and, when delivered, deleveraging plan or other restructuring proposals. A list of specific questions or topics to be discussed with senior management shall be provided to the Borrower as far as possible in advance of any meeting or discussion.

(d)
Milestone 4: On or before October 31, 2011, the Borrower shall provide to the Agent a detailed written plan, based on the Financial Model, for the deleveraging, restructuring or refinancing of the Group that shall include an assessment of capital markets refinancing options and be based on reasonable assumptions which are set out in detail. The plan shall thereafter be presented by the Borrower to the Lenders at a Lender meeting on a date to be agreed between the Agent, the  Lenders and the Borrower.

(e)
Milestone 5: On or before November 30, 2011, the Finance Parties and the Obligors shall amend the Credit Agreement to provide for an additional quarterly prepayment of the Loans during the Framework Period in a cash amount to be determined by reference to, among other things, the Borrower's actual after-tax cash generation, pursuant to a methodology to be agreed.

6.2	The Borrower shall use reasonable efforts at all times during the Framework Period to meet (or, as appropriate, procure that its Subsidiaries, advisers and agents meet) each Milestone.

6.3	The Agent shall use reasonable efforts to:

(a)	convene the Lender meeting referenced in Milestone 4; and

(b)	provide a written response on behalf of the Lenders to the plan or proposal presented by the Borrower at such meeting as soon as practicable thereafter.

7.	EAGLE CHARTERING

The Lenders agree that Eagle Chartering shall be released from its guarantee of the Guaranteed Obligations at the end of the Framework Period unless an Event of Default (other than a breach of clause 20.1 (Minimum Adjusted Net Worth) of the Credit Agreement) occurs during the Framework Period and is continuing as at the date the Framework Period ends.

8.	LIMITED WAIVERS

8.1	Waivers

Subject to the terms and conditions of this Sixth Amendatory Agreement and in reliance on the representations and warranties made pursuant to Clause 3 (Representations and Warranties) hereof, on the Implementation Date the Majority Lenders shall:

(a)	permanently waive any Default arising from any breach of clause 20.3 (Minimum Liquidity) of the Credit Agreement, save to the extent such Default was continuing on August 22, 2011;

(b)
permanently waive any Default arising from any breach of clause 22.23(f) (Eagle Chartering) of the Credit Agreement resulting from excess cash being held outside the Obligors, save to the extent such Default was continuing on August 22, 2011;

(c)
 waive, for the duration of the Framework Period only, any Event of Default that occurred prior to the commencement of the Framework Period under clause 26.11 (Material adverse change) of the Credit Agreement;

(d)
waive, for the duration of the Framework Period only, any Event of Default that occurred prior to the commencement of the Framework Period under clause 26.4 (Misrepresentation) of the Credit Agreement;

(e)
waive, for the duration of the Framework Period only, any Default arising from any breach of clause 20.1 (Minimum Adjusted Net Worth) of the Credit Agreement that occurred prior to the commencement of the Framework Period as a result of any failure to maintain Adjusted Net Worth at the prescribed level during the Accounting Periods ended March 31 and June 30, 2011;

(f)
waive, for the duration of the Framework Period only, any Default arising from any breach of clause 19.2 (Compliance Certificate) of the Credit Agreement that occurred prior to the commencement of the Framework Period for any failure to apply the correct basis of calculation when preparing the Compliance Certificate delivered by the Borrower in respect of the Accounting Period ended December 31, 2010;

(g)
waive, for the duration of the Framework Period only, any Default arising from any breach of clause 19.4 (Information: miscellaneous) of the Credit Agreement that occurred prior to the commencement of the Framework Period for failing to provide the information requested in the Agent's letter of April l2, 2011; and

(h)
waive, for the duration of the Framework Period only, any Default arising from any breach of clause 19.5 (Notification of default) of the Credit Agreement that occurred prior to the commencement of the Framework Period for failing to notify the Agent of any of the Defaults listed in paragraphs (a) to (g) above.

8.2	Limitation of waivers

(a)
Without limiting the generality of the provisions of clause 38 (Remedies and Waivers) of the Credit Agreement, the waivers set forth above shall be limited precisely as written and relate solely to any non-compliance by the Obligors with the terms of the Credit Agreement in the manner and to the extent described above, and nothing in this Sixth Amendatory Agreement shall be deemed to:

(i)
constitute a waiver of compliance by the Obligors with respect to (i) clauses 20.3, 22.23(f), 26.11, 26.4, 20.1, 19.2, 19.4 or 19.5 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement, the other Finance Documents or any other instrument or agreement referred to therein; or

(ii)	prejudice any right or remedy that any Finance Party may now have or may have in the future under or in connection with the Finance Documents or any other instrument or agreement referred to therein.

(b)
Except as expressly set forth herein, the terms, provisions  and conditions of the Credit Agreement and the other Finance Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed. In particular, but without limitation, the Agent and the Lenders may continue due diligence into the financial position of the Borrower and its Subsidiaries, requesting information from the Group pursuant to clause 19.4 (Information: miscellaneous) of the Credit Agreement and all rights of the Agent and the Lenders in respect thereof are reserved.

9.	MISCELLANEOUS

9.1	Finance Document

This Sixth Amendatory Agreement is a Finance Document.

9.2	Costs and expenses

The Borrower agrees that the provisions of clause 16 (Costs and Expenses) of the Credit Agreement shall apply to this Sixth Amendatory Agreement.

9.3	Counterparts

This Sixth Amendatory Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Sixth Amendatory Agreement.

9.4	Reservation of rights

The Parties reserve all rights with respect to any continuing or future Default, including (without limitation) in relation to:

(a)	the Compliance Certificate delivered on April 11, 2011 in relation to the Accounting Period ended December 31, 2010; and

(b)	compliance with any financial covenants for the Accounting Periods ending December 31, 2010 and March 30, June 30 and September 30, 2011.

9.5	Acknowledgement, consent and confirmation by Guarantors

Each Guarantor listed on the signature pages hereof hereby acknowledges that it has read this Sixth Amendatory Agreement and consents to its terms, and hereby confirms and agrees that, notwithstanding the effectiveness of this Sixth Amendatory Agreement, its guarantee of the Guaranteed Obligations shall not be impaired or affected and the applicable guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

9.6	Governing law

THIS SIXTH AMENDATORY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS APPLICABLE IN THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

[Signature pages follow]

This Sixth Amendatory Agreement has been entered into as of the date stated at the beginning hereof.

SIGNATORIES

BORROWER:

EAGLE BULK SHIPPING INC

By:	/s/ Alan Ginsberg
Alan Ginsberg
Chief Financial Officer

Signature page to Sixth Amendatory Agreement

GUARANTORS:

CARDINAL SHIPPING LLC
CONDOR SHIPPING LLC
CRESTED EAGLE SHIPPING LLC
CROWNED EAGLE SHIPPING LLC
FALCON SHIPPING LLC
GOLDEN EAGLE SHIPPING LLC
GRIFFON SHIPPING LLC
HARRIER SHIPPING LLC
HAWK SHIPPING LLC
HERON SHIPPING LLC
IMPERIAL EAGLE SHIPPING LLC
JAEGER SHIPPING LLC
KESTREL SHIPPING LLC
KITE SHIPPING LLC
KITTIWAKE SHIPPING LLC
MERLIN SHIPPING LLC
OSPREY SHIPPING LLC
PEREGRINE SHIPPlNG LLC
SHRIKE SHIPPING LLC
SKUA SHIPPING  LLC
SPARROW SHIPPING LLC
STELLAR EAGLE SHIPPING LLC
TERN SHIPPING LLC
PETREL SHIPPING LLC
PUFFIN SHIPPING LLC
RAPTOR SHIPPING LLC
ROADRUNNER SHIPPING LLC
SAKER SHIPPING LLC
SANDPIPER SHIPPING LLC
SNIPE SHIPPING LLC
SWIFT SHIPPING LLC
GOLDENEYE SHIPPING LLC
GOSHAWK SHIPPING LLC
FULMAR SHIPPING LLC
WREN SHIPPING LLC
BESRA SHIPPING LLC
CERNICALO SHIPPING LLC
REDWING SHIPPING LLC
WOODSTAR SHIPPING LLC

By: Eagle Bulk Shipping Inc., as sole member

By:	/s/ Alan Ginsberg
Alan Ginsberg
Chief Financial Officer

Signature page to Sixth Amendatory Agreement

GUARANTORS:

BITTERN SHIPPING LLC
CANARY SHIPPING LLC
CRANE SHIPPING LLC
EGRET SHIPPING LLC
THRASHER SHIPPING LLC
AVOCET SHIPPING LLC
GANNET SHIPPING LLC
GREBE SHIPPING LLC
IBIS SHIPPING LLC
JAY SHIPPING LLC
KINGFISHER SHIPPING LLC
MARTIN SHIPPING LLC
THRUSH SHIPPING LLC
NIGHTHAWK SHIPPING LLC
ORIOLE SHIPPING LLC
OWL SHIPPING LLC

By: Eagle Bulk Shipping Inc., as sole member

By:	/s/ Alan Ginsberg
Alan Ginsberg
Chief Financial Officer

Signature page to Sixth Amendatory Agreement

GUARANTORS:

AGALI SHIPPING S.A.
AVLONA SHIPPING S.A.
DELFINI SHIPPING S.A.
DROSATO SHIPPING S.A.
FOUNTANA SHIPPING S.A,
KAMPIA SHIPPING S.A.
KOFINA SHIPPING S.A.
MARMARO SHIPPING S.A.
MESTA SHIPPING S.A.
MYLOS SHIPPING S.A.
NAGOS SHIPPING S.A.
NENITA SHIPPING S.A.
OLYMPI SHIPPING S.A.
PELINEO SHIPPING S.A.
PYRGI SHIPPING S.A.
RAHI SHIPPING S.A.
SIRIKARI SHIPPING S.A.
SPILIA SHIPPING S.A.

By:	/s/ Alan Ginsberg
Alan Ginsberg
Chief Financial Officer

GUARANTOR:

EAGLE BULK PTE. LTD.

By Alan Ginsberg as attorney for and on behalf of Eagle Bulk Pte. Ltd.

/s/ Alan Ginsberg
Signature of attorney

Signature page to Sixth Amendatory Agreement

LENDERS:

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Scott Fordham

Name:	Scott Fordham

Title:	Director

WESTLB AG, LONDON BRANCH

By:

Name:

Title:

BANK OF CHINA LIMITED, LONDON BRANCH

By:

Name:

Title:

LLOYDS TSB BANK PLC

By:

Name:

Title:

ALLIANCE & LEICESTER COMMERCIAL FINANCE PLC

By:

Name:

Title:
Signature page to Sixth Amendatory Agreement

LENDERS:

THE ROYAL BANK OF SCOTLAND PLC

By:

Name:

Title:

WESTLB AG, LONDON BRANCH

By:	/s/ C Street	/s/ G Rutter

Name:	C Street	G Rutter

Title:	Director	Exec. Director
BANK OF CHINA LIMITED, LONDON BRANCH

By:

Name:

Title:
LLOYDS TSB BANK PLC

By:

Name:

Title:

ALLIANCE & LEICESTER COMMERCIAL FINANCE PLC

By:

Name:

Title:
Signature page to Sixth Amendatory Agreement

LENDERS:

THE ROYAL BANK OF SCOTLAND PLC

By:

Name:

Title:

WESTLB AG, LONDON BRANCH

By:

Name:

Title:
BANK OF CHINA LIMITED, LONDON BRANCH

By:	/s/ illegible	/s/ illegible

Name:

Title:

LLOYDS TSB BANK PLC

By:

Name:

Title:

ALLIANCE & LEICESTER COMMERCIAL FINANCE PLC

By:

Name:

Title:
Signature page to Sixth Amendatory Agreement

LENDERS:

THE ROYAL BANK OF SCOTLAND PLC

By:

Name:

Title:

WESTLB AG, LONDON BRANCH

By:

Name:

Title:

BANK OF CHINA LIMITED, LONDON BRANCH

By:

Name:

Title:

LLOYDS TSB BANK PLC

By:	/s/ Douglas Newton

Name:	Douglas Newton

Title:	Llyods Banking Group

ALLIANCE & LEICESTER COMMERCIAL FINANCE PLC

By:

Name:

Title:

Signature page to Sixth Amendatory Agreement

LENDERS:

THE ROYAL BANK OF SCOTLAND PLC

By:

Name:

Title:

WESTLB AG, LONDON BRANCH

By:

Name:

Title:

BANK OF CHINA LIMITED, LONDON BRANCH

By:

Name:

Title:

LLOYDS TSB BANK PLC

By:

Name:

Title:

SANTANDER ASSET FINANCE PLC (FORMERLY ALLIANCE & LEICESTER COMMERCIAL FINANCE PLC)

By:	/s/ Mark McCarth

Name:	Mark McCarth

Title:	Head of Shipping

Signature page to Sixth Amendatory Agreement

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Takeshi SHIRAI	/s/ Kazushige ONISHI

Name:	Takeshi SHIRAI	Kazushige ONISHI

Title:	General Manager	Joint General Manager

CREDIT INDUSTRIEL ET COMMERCIAL

By:

Name:

Title:

ARRANGER, BOOKRUNNER AND SWAP BANK:

THE ROYAL BANK OF SCOTLAND PLC

By:

Name:

Title:

AGENT AND SECURITY TRUSTEE:

THE ROYAL BANK OF SCOTLAND PLC

By:

Name:

Title:

Signature page to Sixth Amendatory Agreement

SUMITOMO MITSUI BANKING CORPORATION

By:

Name:

Title:

CREDIT INDUSTRIEL ET COMMERCIAL

By:	/s/ Andrew McKuin	/s/ Alex Aupoix

Name:	Andrew McKuin	Alex Aupoix

Title:	Vice President	Managing Director

ARRANGER, BOOKRUNNER AND SWAP BANK:

THE ROYAL BANK OF SCOTLAND PLC

By:

Name:

Title:
AGENT AND SECURITY TRUSTEE:

THE ROYAL BANK OF SCOTLAND PLC

By:

Name:

Title:

Signature page to Sixth Amendatory Agreement

SUMITOMO MITSUI BANKING CORPORATION

By:

Name:

Title:

CREDIT INDUSTRIEL ET COMMERCIAL

By:

Name:

Title:

SWAP BANK:

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Scott Fordham

Name:	Scott Fordham

Title:	Director
AGENT AND SECURITY TRUSTEE:

THE ROYAL BANK OF SCOTLAND PLC

By:

Name:

Title:

Signature page to Sixth Amendatory Agreement

SUMITOMO MITSUI BANKING CORPORATION

By:

Name:

Title:

CREDIT INDUSTRIEL ET COMMERCIAL

By:

Name:

Title:

ARRANGER, BOOKRUNNER AND SWAP BANK:

THE ROYAL BANK OF SCOTLAND PLC

By:

Name:

Title:

AGENT AND SECURITY TRUSTEE:

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Robert Ottewill

Name:	Robert Ottewill

Title:	Director

Signature page to Sixth Amendatory Agreement

SUPPLEMENT TO SIXTH AMENDATORY AND COMMERCIAL FRAMEWORK IMPLEMENTATION AGREEMENT

This SUPPLEMENT TO SIXTH AMENDATORY AND COMMERCIAL FRAMEWORK IMPLEMENTATION AGREEMENT (this "Agreement") is dated as of December 31, 2011 and made between:

(1)	EAGLE BULK SHIPPING INC., a corporation incorporated in the Republic of the Marshall Islands, as Borrower (the "Borrower");

(2)	THE SUBSIDIARIES of the Borrower party hereto as Guarantors (the "Guarantors");

(3)	THE BANKS AND FINANCIAL INSTITUTIONS parties hereto; and

(4)	THE ROYAL BANK OF SCOTLAND plc as the Arranger, Bookrunner, Swap Bank, Agent and Security Trustee.

PRELIMINARY STATEMENTS:

(A)
The Borrower, the Guarantors, the Lenders and The Royal Bank of Scotland plc acting in the capacity of Arranger, Bookrunner, Swap Bank, Agent and Security Trustee are parties to a Third Amended and Restated Credit Agreement dated as of October 19, 2007 as amended by an Amendatory Agreement dated as of Jury 3, 2008, a Second Amendatory Agreement dated as of December 17, 2008, a Third Amendatory Agreement dated as of August 4, 2009, a Fourth Amendatory Agreement dated as of August 4, 2010 and a Sixth Amendatory and Commercial Framework Implementation Agreement dated as of September 26, 2011 (the "Sixth Amendatory Agreement'') and as further amended from time to time (the "Credit Agreement") providing for a secured reducing revolving credit facility for the purposes described therein.

(B)
On August 4, 2010, a Fifth Amendatory Agreement in relation to the Credit Agreement was entered into, but the amendments to the terms of the Credit Agreement contemplated therein did not come into effect.

(C)
Section 6.1(e) of the Sixth Amendatory Agreement provided that. on or before November 30, 2011 ("Fifth Milestone Date"), the Finance Parties and the Obligors shall amend the Credit Agreement to provide for an additional quarterly prepayment of the Loans during the Framework Period in a cash amount to be determined by reference to, among other things, the Borrower's actual after-tax cash generation, pursuant to a methodology to be agreed (the "Cash Sweep").

(D)	The Majority Lenders have extended the Fifth Milestone Date to December 31, 2011.

(E)	This Agreement contains provisions providing for the Cash Sweep.

1

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, it is agreed as follows:

1.	INTERPRETATION

1.1	Interpretation

(a)	Capitalized terms defined in the Credit Agreement have, unless otherwise expressly defined herein, the same meaning when used in this Agreement.

(b)
The provisions of clause 1.2 (Construction) of the Credit Agreement apply to this Agreement as if they were set out in full in this Agreement, except that references to 'this Agreement' are to be construed as references to this Agreement.

2.	REPRESENTATIONS AND WARRANTIES

Each Obligor jointly and severally represents and warrants on the Implementation Date to each Finance Party that:

(a)
The obligations expressed to be assumed by it in this Agreement are (subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally) legal, valid, binding and enforceable obligations.

(b)	All of the representations and warranties contained in clauses 18.1-18.26 (Representations) of the Credit Agreement are true and correct.

3.	AMENDMENTS TO CREDIT AGREEMENT

The amendments to the Credit Agreement listed in this Clause 3 shall take effect on and from the date hereof; provided that upon the expiry or termination of the Framework Period, such amendments shall cease to be in effect, and the provisions of the Credit Agreement shall apply on the basis in effect immediately prior to the commencement of the Framework Period.

3.1	Clause 1.1 (Definitions) of the Credit Agreement shall be amended by inserting in the appropriate alphabetical order the following new definitions:

"DBS Vickers Account" means the account maintained by Eagle Chartering with DBS Vickers Securities (Singapore) Pte Ltd with account number EBPL 72396.

"Excess Cash" means:

(a)
as at December 31, 2011, any amount by which the aggregate amount of cash and cash equivalents (including cash, currency, credit balances in deposit and other bank accounts and short term investments) held by the Borrower and its Subsidiaries on such date less Excluded Cash exceeds $23,529,000.00; and

(b)
as at March 31, 2012, any amount by which the aggregate amount of cash and cash equivalents (including cash, currency, credit balances in deposit and other bank accounts and short term investments) held by the Borrower and its Subsidiaries on such date less Excluded Cash exceeds $45,434,000.00.

2

"Excess Cash Testing Date" means each of December 31, 2011 and March 31, 2012.

"Excluded Cash" means, on any Excess Cash Testing Date:

(a)
the aggregate amount posted as cash collateral to secure the obligations of Subsidiaries in respect of letters of credit issued to landlords in support of the rental obligations of such Subsidiaries to be recorded as restricted cash on the balance sheet of the Borrower and its Subsidiaries as at such date; and

(b)	the aggregate balance of the DBS Vickers Account on that date.

3.2	Clause 7.10 (Pro rata Cancellation) of the Credit Agreement shall be amended by adding, at the beginning, the words 'Except as provided in Clause 7.11 (Prepayments and reductions from Excess Cash)'.

3.3	Clause 7 (Prepayment and Cancellation) of the Credit Agreement shall be amended by inserting the following new Clause 7.11:

7.11	Prepayments and reductions from Excess Cash

(a)
In the event that there shall be Excess Cash as at any Excess Cash Testing Date, the Borrower shall, no later than 15 days after such Excess Cash Testing Date, prepay the Loans, and the Total Commitments shall be reduced and cancelled, in an aggregate amount equal to 75% of such Excess Cash.

(b)
Any partial cancellation of the Total Commitments pursuant to this Clause 7.11 shall reduce the scheduled reduction of the Total Commitments scheduled to occur on July 31, 2012 pursuant to Clause 6.1 (Reduction of Total Commitments) by an equivalent amount.

(c)	Any reduction and cancellation under this Clause 7.11 shall reduce and cancel the Total Main Tranche Commitments and the Total Heron Tranche Commitments pro rata.

(d)
Concurrently with any prepayment of the Loans and reduction of the Total Commitments pursuant to paragraph (a) above (or, if no such prepayment and reduction is made with respect to an Excess Cash Testing Date, by no later than 15 days after such Excess Cash Testing Date), the Borrower shall deliver to the Agent a certificate, signed by the chief financial officer and the chief executive officer of the Borrower, demonstrating in reasonable detail the calculation of the amount of the Excess Cash as at the applicable Excess Cash Testing Date.

3.4	Clause 22.14 (Accounts) of the Credit Agreement shall be amended by adding the following new paragraph (c):

(c)	During the Framework Period, no Obligor shall transfer, or permit to be transferred on its behalf, any cash or cash equivalents to the DBS Vickers Account.

3

4.	MISCELLANEOUS

4.1	Finance Document

This Agreement is a Finance Document.

4.2	Costs and expenses

The Borrower agrees that the provisions of clause 16 (Costs and Expenses) of the Credit Agreement shall apply to this Agreement.

4.3	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

4.4	Reservation of rights

The Parties reserve all rights with respect to any continuing or future Default, including (without limitation) in relation to:

(a)	the Compliance Certificate delivered on April 11, 2011 in relation to the Accounting Period ended December 31, 2010; and

(b)	compliance with any financial covenants for the Accounting Periods ending December 31,2010 and March 31, June 30, September 30 and December 31, 2011.

4.5	Acknowledgement, consent and confirmation by Guarantors

Each Guarantor listed on the signature pages hereof hereby acknowledges that it has read this Agreement and consents to its terms, and hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, its guarantee of the Guaranteed Obligations shall not be impaired or affected and the applicable guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

4.6	Governing law

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS APPLICABLE IN THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

5.	EFFECTIVENESS

This Agreement shall become effective upon the execution of a counterpart hereof by the Borrower, the Guarantors and Lenders constituting Majority Lenders.

[Signature pages follow]

4

This Agreement has been entered into as of the date stated at the beginning hereof.

SIGNATORIES

BORROWER:

EAGLE BULK SHIPPING INC.

By:	/s/ Alan Ginsberg
Alan Ginsberg
Chief Financial Officer

Signature page to Supplement to Sixth Amendatory Agreement

GUARANTORS:

CARDINAL SHIPPING LLC
CONDOR SHIPPING LLC
CRESTED EAGLE SHIPPING LLC
CROWNED EAGLE SHIPPING LLC
FALCON SHIPPING LLC
GOLDEN EAGLE SHIPPING LLC
GRIFFON SHIPPING LLC
HARRIER SHIPPING LLC
HAWK SHIPPING LLC
HERON SHIPPING LLC
IMPERIAL EAGLE SHIPPING LLC
JAEGER SHIPPING LLC
KESTREL SHIPPING LLC
KITE SHIPPING LLC
KITTIWAKE SHIPPING LLC
MERLIN SHIPPING LLC
OSPREY SHIPPING LLC
PEREGRINE SHIPPING LLC
SHRIKE SHIPPING LLC
SKUA SHIPPING LLC
SPARROW SHIPPING LLC
STELLAR EAGLE SHIPPING LLC
TERN SHIPPING LLC
PETREL SHIPPING LLC
PUFFIN SHIPPING LLC
RAPTOR SHIPPING LLC
ROADRUNNER SHIPPING LLC
SAKER SHIPPING LLC
SANDPIPER SHIPPING LLC
SNIPE SHIPPING LLC
SWIFT SHIPPING LLC
GOLDENEYE SHIPPING LLC
GOSHAWK SHIPPING LLC
FULMAR SHIPPING LLC
WREN SHIPPING LLC
BESRA SHIPPING LLC
CERNICALO SHIPPING LLC
REDWING SHIPPING LLC
WOODSTAR SHIPPING LLC

By: Eagle Bulk Shipping Inc., as sole member

By:	/s/ Alan Ginsberg
Alan Ginsberg
Chief Financial Officer

Signature page to Supplement to Sixth Amendatory Agreement

GUARANTORS:

BITTERN SHIPPING LLC
CANARY SHIPPING LLC
CRANE SHIPPING LLC
EGRET SHIPPING LLC
THRASHER SHIPPING LLC
AVOCET SHIPPING LLC
GANNET SHIPPING LLC
GREBE SHIPPING LLC
IBIS SHIPPING LLC
JAY SHIPPING LLC
KINGFISHER SHIPPING LLC
MARTIN SHIPPING LLC
THRUSH SHIPPING LLC
NIGHTHAWK SHIPPING LLC
ORIOLE SHIPPING LLC
OWL SHIPPING LLC

By: Eagle Bulk Shipping Inc., as sole member

By:	/s/ Alan Ginsberg
Alan Ginsberg
Chief Financial Officer

Signature page to Supplement to Sixth Amendatory Agreement

GUARANTORS:

AGALI SHIPPING S.A.
AVLONA SHIPPING S.A.
DELFINI SHIPPING S.A.
DROSATO SHIPPING S.A.
FOUNTANA SHIPPING S.A.
KAMPIA SHIPPING S.A.
KOFINA SHIPPING S.A.
MARMARO SHIPPING S.A.
MESTA SHIPPING S.A.
MYLOS SHIPPING S.A.
NAGOS SHIPPING S.A.
NENITA SHIPPING S.A.
OLYMPI SHIPPING S.A.
PELINEO SHIPPING S.A.
PYRGI SHIPPING S.A.
RAHI SHIPPING S.A.
SIRIKARI SHIPPING S.A.
SPILIA SHIPPING S.A.

By:	/s/ Alan Ginsberg
Alan Ginsberg
Chief Financial Officer

GUARANTOR:

EAGLE BULK PTE. LTD.

By Alan Ginsberg as attonery for and on behalf of Eagle Bulk Pte. Ltd.

/s/ Alan Ginsberg
Signature of attorney

Signature page to Supplement to Sixth Amendatory Agreement

LENDERS:

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Charles Gurch

Name:	Charles Gurch

Title:	Managing Director

WESTLB AG, LONDON BRANCH

By:

Name:

Title:

BANK OF CHINA LIMITED, LONDON BRANCH

By:

Name:

Title:

LLOYDS TSB BANK PLC

By:

Name:

Title:

SUMITOMO MITSUI BANKING CORPORATION

By:

Name:

Title:

Signature page to Supplement to Sixth Amendatory Agreement

SANTANDER ASSET FINANCE PLC (FORMERLY KNOWN AS ALLIANCE & LEICESTER COMMERCIAL FINANCE PLC)

By:

Name:

Title:

CREDIT INDUSTRIEL ET COMMERCIAL

By:

Name:

Title:

SWAP BANK:

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Charles Gurch

Name:	Charles Gurch

Title:	Managing Director

AGENT AND SECURITY TRUSTEE:

THE ROYAL BANK OF SCOTLAND PLC

By:

Name:

Title:

Signature page to Supplement to Sixth Amendatory Agreement

SANTANDER ASSET FINANCE PLC (FORMERLY KNOWN AS ALLIANCE & LEICESTER COMMERCIAL FINANCE PLC)

By:

Name:

Title:

CREDIT INDUSTRIEL ET COMMERCIAL

By:

Name:

Title:

ARRANGER, BOOKRUNNER AND SWAP BANK:

THE ROYAL BANK OF SCOTLAND PLC

By:

Name:

Title:
AGENT AND SECURITY TRUSTEE:

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Robert Ottewill

Name:	Robert Ottewill

Title:	Director

Signature page to Supplement to Sixth Amendatory Agreement